                                                                 EXHIBIT h(2)(f)


                                 AMENDMENT NO. 5
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT

        The Master Administrative Services Agreement (the "Agreement"), dated June 1, 2000, by and between A I M Advisors, Inc., a Delaware corporation, and AIM Investment Securities Funds, a Delaware statutory trust, is hereby amended as follows:

        Appendix A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "APPENDIX A
                                       TO
                    MASTER ADMINISTRATIVE SERVICES AGREEMENT
                                       OF
                         AIM INVESTMENT SECURITIES FUNDS


PORTFOLIOS                                                EFFECTIVE DATE OF AGREEMENT
----------                                                ---------------------------
AIM High Yield Fund                                            June 1, 2000

AIM Income Fund                                                June 1, 2000

AIM Intermediate Government Fund                               June 1, 2000

AIM International Core Equity Fund                        [              , 2003]

AIM Limited Maturity Treasury Fund                             June 1, 2000

AIM Money Market Fund                                          June 1, 2000

AIM Municipal Bond Fund                                        June 1, 2000

AIM Real Estate Fund                                       [             , 2003]

AIM Short Term Bond Fund                                      August 29, 2002

AIM Total Return Bond Fund                                  December 28, 2001"

        All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.


Dated: ___________, 2003


                                        A I M ADVISORS, INC.


Attest:                                 By:
       ------------------------------      -------------------------------------
       Assistant Secretary                 Mark H. Williamson
                                           President

(SEAL)


                                        AIM INVESTMENT SECURITIES FUNDS


Attest:                                 By:
       ------------------------------      -------------------------------------
       Assistant Secretary                 Robert H. Graham
                                           President


(SEAL)